UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 29, 2008

GREEN CHINA RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

British Virgin Islands	000-53518	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRA Employer Identification No.)

29 Level, Central Plaza, 381 Huai Hai Zhong Road Shanghai 200020 China	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-86-21- 6391-6188

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Green China Resources, Inc. (the “Company”) has examined the qualifications for being a foreign private issuer and has determined that it is a foreign private issuer, as that term is defined in Rule 3b-4 under the Securities Exchange Act of 1934 (the “Exchange Act”). Therefore, the Company will be reporting under the Exchange Act as a foreign private issuer, including henceforth filing an annual report on Form 20-F and current reports on Form 6-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN CHINA RESPOURCES, INC.

Dated: December 29, 2008	By:	/s/ David Y. Chen
Name: David Y. Chen Title: Chief Executive Officer and President